FOR IMMEDIATE RELEASE

CONTACTS:             James G. Rakes, President & CEO  (540) 951-6236
                      J. Robert Buchanan, Treasurer    (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                        ANNOUNCES FIRST QUARTER EARNINGS


BLACKSBURG, VA, APRIL 15, 2005: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) today announced first quarter net income of $2.99 million, or basic net income of $0.85 per share. This is a 1.11% increase over the $2.96 million, or $0.84 per share, that was earned in the first quarter of 2004. At March 31, National Bankshares, Inc., the parent company of the National Bank of Blacksburg, Bank of Tazewell County and National Bankshares Financial Services, had total assets of $816.99 million, 15.37% higher than the $708.14 million on March 31, 2004.

        In making the earnings announcement, Chairman, President & CEO James G. Rakes said, "We are pleased to maintain solid earnings for the quarter, despite higher noninterest expense that is largely attributable to acquisitions that were completed in the last half of 2004 and early in 2005. In late February, Bank of Tazewell County completed the purchase of two bank offices. With this purchase, the two banks operate a total of 27 offices throughout Southwest Virginia, and we have increased market share in our primary service area."

        National Bankshares, Inc. is a financial holding company with headquarters in Blacksburg, Virginia. It has two community bank subsidiaries, The National Bank, headquartered in Blacksburg, and Bank of Tazewell County, with its main office in Tazewell, Virginia. The company also operates a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the Nasdaq Stock Market under the symbol "NKSH". Additional information is available on the company's web site at www.nationalbankshares.com.


                            (unaudited tables follow)

National Bankshares, Inc. And Subsidiaries

(000's), except ratios
and percent data                      Three months     Three months
                                         ending           ending                    Year-to-date     Year-to-date
Selected Consolidated Data:          March 31, 2005   March 31, 2004    Change     March 31, 2005   March 31, 2004     Change
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
Interest income                          $11,035          $9,797        12.64%         $11,035           $9,797          12.64%
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Interest expense                           3,043           2,599        17.08%           3,043            2,599          17.08%
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Net interest income                        7,992           7,198        11.03%           7,992            7,198          11.03%
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Provision for loan losses                    190             288       -34.03%             190              288         -34.03%
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Noninterest income                         1,768           1,739         1.67%           1,768            1,739           1.67%
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Noninterest expense                        5,689           4,820        18.03%           5,689            4,820          18.03%
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Income taxes                                -888            -869         2.19%            -888             -869           2.19%
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Net income                                $2,993          $2,960         1.11%          $2,993           $2,960           1.11%
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Basic net income per share                 $0.85           $0.84         $0.01           $0.85            $0.84           $0.01
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Fully diluted net income per share           ---             ---           ---             ---              ---             ---
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Dividends per share                          ---             ---           ---             ---              ---             ---
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Dividend payout ratio                        ---             ---           ---             ---              ---             ---
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Book value per share                         ---             ---           ---          $25.22            24.11           $1.11
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Balance sheet at period-end:
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Loans, net                                   ---             ---           ---        $488,735         $406,894          20.11%
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Total securities                             ---             ---           ---         262,204          246,795           6.24%
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Total deposits                               ---             ---           ---         723,873          619,920          16.77%
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Other borrowings                             ---             ---           ---             431               77         459.74%
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Stockholders' equity                         ---             ---           ---          88,793           84,754           4.77%
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Total Assets                                 ---             ---           ---         816,988          708,142          15.37%
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Daily averages:
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Loans,net                               $477,992        $403,213        18.55%        $477,992         $403,213          18.55%
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Total securities                         256,117         240,522         6.48%         256,117          240,522           6.48%
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Total deposits                           707,254         623,655        13.40%         707,254          623,655          13.40%
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Other borrowings                             204             135        51.11%             204              135          51.11%
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Stockholders' equity                      88,109          83,290         5.79%          88,109           83,290           5.79%
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Interest-earning assets                  753,895         676,478        11.44%         753,895          676,478          11.44%
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Interest-bearing liabilities             592,287         540,307         9.62%         592,287          540,307           9.62%
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Total Assets                             802,861         710,067        13.07%         802,861          710,067          13.07%
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Financial ratios: Note (1)
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Return on average assets                   1.51%           1.68%         -0.17           1.51%            1.68%           -0.17
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Return on average equity                  13.78%          14.29%         -0.51          13.78%           14.29%           -0.51
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Net interest margin                        4.71%           4.77%           ---           4.71%            4.77%           -0.06
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Efficiency ratio                             ---             ---           ---          54.12%           49.70%            4.42
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Average equity to average assets          10.97%          11.73%         -0.76          10.97%           11.73%           -0.76
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 Note (1)  Ratio change measured in b


Allowance for loan losses:
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Beginning balance                         $5,729          $5,369         6.71%          $5,729           $5,369           6.71%
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Provision for losses                         190             288       -34.03%             190              288         -34.03%
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Charge-offs                                 -253            -285       -11.23%            -253             -285         -11.23%
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Recoveries                                    46              48        -4.17%              46               48          -4.17%
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Acquisition of C.N.B.                          0             ---       100.00%               0              ---         100.00%
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Ending balance                            $5,712          $5,420         5.39%          $5,712           $5,420           5.39%
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Nonperforming assets:
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Nonaccrual loans                             ---             ---           ---            $347             $324           7.10%
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Restructured loans                           ---             ---           ---             ---              ---             ---
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Total nonperforming loans                    ---             ---           ---             347              324           7.10%
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Other real estate owned                      ---             ---           ---             715            1,470         -51.36%
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Total nonperforming assets                   ---             ---           ---          $1,062           $1,794         -40.80%
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Asset quality ratios: Note (2)
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Nonperforming loans to total loans           ---             ---           ---           0.07%            0.08%           -0.01
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Allowance for loan losses to
  total loans                                ---             ---           ---           1.16%            1.31%           -0.15
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Allowance for loan losses
  to nonperforming loans                     ---             ---           ---        1646.11%         1672.84%          -26.73
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 Note (2)  Ratio change measured in bp
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